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                                                                    EXHIBIT 4.01




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           NUMBER                                                  SHARES
                          ATLANTIC DATA SERVICES, INC.
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
THIS CERTIFICATE IS TRANSFERABLE        INCORPORATED UNDER THE LAWS OF THE           COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY              COMMONWEALTH OF MASSACHUSETTS            $.01 PAR VALUE
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THIS CERTIFIES THAT                                    CUSIP 048523 10 4


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


ATLANTIC DATA SERVICES, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and the By-laws of the Corporation as from time to time amended.


         This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF ATLANTIC DATA SERVICES, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:


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
                                   Atlantic Data Services, Inc.
                                           Incorporated
/s/ Susan L. Gorman                            1980                                    /s/ William H. Gallagher
VICE PRESIDENT AND TREASURER               Massachusetts                               PRESIDENT
                                              [Seal]
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                                        COUNTERSIGNED AND REGISTERED:
                                        BANKBOSTON, N.A.
                                        TRANSFER AGENT AND REGISTRAR
                                        AUTHORIZED SIGNATURE